Advances to Suppliers and Other Current Assets, Net (Details) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Other current assets
VAT-input	$ 447,766	$ 651,056
Deposits	1,668,907	253,828
Prepaid expense	368,586	63,686
Others	156,623	76,067
Total other current assets	2,641,882	1,044,637
Advances to suppliers	2,322,685	1,840,873
Total	4,964,567	2,885,510
Less: allowance for doubtful accounts	(60,277)
Advances to suppliers and other current assets, net	$ 4,904,290	$ 2,885,510